UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 30, 2009
BANKATLANTIC BANCORP, INC.

(Exact name of registrant as specified in its charter)

Florida	34-027228	65-0507804

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 West Cypress Creek Road, Fort Lauderdale, Florida	33309

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 954-940-5000
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On September 30, 2009, BankAtlantic Bancorp, Inc. (the “Company”) issued a press release in which it announced that it had completed its previously announced rights offering at 5:00 p.m. on September 29, 2009. The Company and BankAtlantic also announced that they are withdrawing their application to participate in the U.S. Treasury’s Capital Purchase Program. A copy of the Company’s press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
     Matters discussed in this Current Report on Form 8-K contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve substantial risks and uncertainties. In addition to the risks and uncertainties identified above, reference is also made to other risks and uncertainties detailed in reports filed by the Company with the Securities and Exchange Commission. The Company cautions that the foregoing risks and uncertainties are not exclusive.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
     Exhibit 99.1           Press release, dated September 30, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANKATLANTIC BANCORP, INC.
Date: October 1, 2009
	By:	/s/ Valerie C. Toalson
		Name:	Valerie C. Toalson
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press release, dated September 30, 2009

4